UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

EMERGENT CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1200 N. Federal Highway, Suite 200, Boca Raton, Florida	33432
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

5355 Town Center Road, Suite 701, Boca Raton, Florida 33486

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure in Item 1.03 below is incorporated by reference into this Item 1.02.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on October 15, 2020, Emergent Capital, Inc. (“Emergent” or the “Company”) and its wholly-owned subsidiary Red Reef Alternative Investment, LLC ("Red Reef") filed voluntary petitions for relief (the “2020 Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Also as previously disclosed, on December 18, 2020, the Company filed a Second Amended Chapter 11 Plan of Reorganization (the “Plan of Reorganization”) and on December 30, 2020, the Bankruptcy Court entered an order confirming the Plan of Reorganization.

Effective Date of Plan of Reorganization

The effective date of the Plan of Reorganization (the “Effective Date”) was April 7, 2021, when the Plan of Reorganization was effected (the “Restructuring”). Accordingly, Emergent moved its operations to its former subsidiary, Lamington Road DAC, a designated activity company with limited liability incorporated under the laws of Ireland (“Lamington”) and formed the Lamington Road Grantor Trust, a grantor trust organized under the laws of the Cayman Islands (the “Trust”), to hold certain securities of Lamington called profit participating notes.

Upon the Restructuring,

•	The following indentures were deemed terminated:

o	Emergent’s Amended and Restated Indenture, dated as of July 28, 2017, between Emergent and Wilmington Trust, National Association as trustee, as amended and supplemented to date relating to Emergent’s 8.5% Senior Secured Notes due 2021 (the “Senior Notes”); and
o	Emergent’s Indenture, dated as of July 28, 2017, between the Company and U.S. Bank National Association, as trustee, as amended and supplemented to date relating to Emergent’s 5.0% Senior Unsecured Convertible Notes due 2023 (the “Convertible Notes”).

•	Lamington was recapitalized so that all of its outstanding promissory notes and profit participating notes were repaid or exchanged by or for, as applicable, new securities consisting of Series A Notes (the “Series A Notes”), Series B Notes (the “Series B Notes”) and new profit participating notes (“PPNs”).

•

Emergent’s outstanding securities were deemed cancelled and holders thereof received the following securities in lieu thereof, except for holders of Senior Notes and Convertible Notes whose principal amounts being cancelled were below a threshold required by Irish law and who will receive cash payments in lieu of securities:

o	Holders of Senior Notes received Series A Notes;
o	Holders of Convertible Notes received Series B Notes and trust certificates of the Trust (the “Trust Certificates”); and
o	Holders of Emergent’s common stock, par value $0.01 per share (the “Common Stock”) and certain Common Stock equivalents received Trust Certificates and Trust Certificate equivalents, respectively.

•	All of the PPNs issued by Lamington were deposited into the Trust.

•	The Series A Notes, the Series B Notes, the PPNs and the Trust Certificates will be listed for trading on April 8, 2021 on the Vienna MTF (a multilateral trading facility operated by Wiener Börse AG) identified there by the issuer and ISIN code:

Security	ISIN
Lamington Road DAC Series A Notes:	USG5364FAA69
Lamington Road DAC Series B Notes:	USG5364FAB43
Lamington Road DAC PPNs:	USG5364FAC26
Lamington Road Grantor Trust Trust Certificates:	KYG5365M1024

•	The Common Stock ceased to trade on the OTC Pink Market as of April 7, 2021.

The Series A Notes, the Series B Notes, and the PPNs were issued pursuant to an indenture dated as of April 7, 2021 between Lamington and U.S. Bank National Association, as indenture trustee (the “Lamington Indenture”). The terms of the Series A Notes, the Series B Notes, and the PPNs are set forth in the Lamington Indenture. The Trust Certificates were issued pursuant to a grantor trust deed dated as of March 1, 2021 between Emergent and Maples Trustee Services (Cayman) Limited, as trustee (the “Grantor Trust Deed”). The terms of the Trust Certificates are set forth in the Grantor Trust Deed. EQ Shareowner Services will serve as transfer agent for the Trust Certificates.

In connection with the Restructuring, $53,411,993 principal amount of Series A Notes were issued, $63,833,090 principal amount of Series B Notes were issued, $54,828,743 principal amount of PPNs were issued, and 171,339,821 Trust Certificates were issued.

Emergent will wind up its remaining operations and affairs, and take such other actions as the officers deem necessary or advisable to accomplish the purposes of the Plan of Reorganization and consummate the liquidation and winding up of Emergent and its remaining U.S. subsidiaries.

Trading information about the Series A Notes, the Series B Notes, the PPNs and the Trust Certificates may be viewed on the Vienna Stock Exchange website at https://www.wienerborse.at/en/issuers/shares/companies-list/.

More information on the Restructuring may be found at the restructuring section of our website at http://ir.emergentcapital.com/EMG/restructuring/4049, including Investor Frequently Asked Questions. On April 8, 2021, Emergent posted Investor Frequently Asked Questions, dated April 7, 2021 (the “FAQs”) relating to the Effective Date of the Restructuring at the restructuring section of its website at http://ir.emergentcapital.com/restructuring/4049. The FAQs are attached to this Current Report on Form 8-K as Exhibit 99.1.

On April 8, 2021, Emergent issued a press release relating to the Effective Date of the Restructuring, a copy of which is attached hereto as Exhibit 99.2.

The foregoing descriptions of the Lamington Indenture and the Grantor Trust Deed are not complete and are qualified in their entirety by reference to the such documents, copies of which are attached hereto as Exhibits 4.1 and 4.2 and are hereby incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.03 above is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure in Item 1.03 above is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure in Item 1.03 above is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The disclosure in Item 1.03 above is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Items 1.03 and 5.01 above are incorporated by reference into this Item 5.02.

As of the Effective Date, Emergent’s board of directors ceased to serve in such positions. In accordance, with the Plan of Reorganization Miriam Martinez, Emergent’s Chief Financial Officer, commenced serving as the plan agent of Emergent, authorized to wind up Emergent’s business and liquidate it.

Forward Looking Statements

This Current Report on Form 8-K and the attached exhibits contain forward looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this Current Report on Form 8-K and the attached exhibits are forward looking statements. Forward looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future cash flows, operating or financial performance or other events. These forward looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry and Company, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in such forward looking statements are reasonable as of the date made, results may prove to be materially different. Unless otherwise required by law, we disclaim any obligation to update our view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report. Additional factors that may cause results to differ from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and “Cautionary Statement Regarding Forward Looking Statements.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	EXHIBIT INDEX

Exhibit

No.	Description

4.1	Indenture dated as of April 7, 2021 between Lamington Road DAC and U.S. Bank National Association, as indenture trustee.

4.2	Grantor Trust Deed dated as of March 1, 2021 by and among Emergent Capital, Inc., as Grantor, and Maples Trustee Services (Cayman) Limited, as grantor trust trustee.

99.1	Investor Frequently Asked Questions dated April 7, 2021.

99.2	Press release dated April 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 8, 2021

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer